UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 12, 2019 (June 5, 2019)
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street, P.O. Box 7000
El Dorado,	Arkansas	71730-7000
(Address of principal executive offices, including zip code)

(870)	862-6411
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on June 5, 2019 (the Original Form 8-K), on May 31, 2019, Murphy Exploration & Production Company - USA (Murphy), a subsidiary of Murphy Oil Corporation (the Company), entered into a transaction with LLOG Bluewater Holdings, L.L.C. and LLOG Exploration Offshore, L.L.C. as Seller (LLOG). Murphy acquired producing fields and development projects from LLOG in the Mississippi Canyon and Green Canyon areas in the Gulf of Mexico (LLOG Acquisition). The transaction closed on May 31, 2019 and has an effective date of January 1, 2019. After taking into account customary closing adjustments, Murphy paid cash consideration of $1.226 billion. Additional contingent consideration payments may become payable and are based on the following: up to $200 million in the event that revenue from certain properties exceeds certain contractual thresholds between 2019 and 2022; and $50 million following first oil from certain development projects.

This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide (1) the Audited and Unaudited Statements of Revenue and Direct Operating Expenses for the Transaction (for the periods described in Item 9.01(a) below), the notes related thereto, and the Report of the Independent Auditors thereto and (ii) the Unaudited Pro Forma Condensed Combined Financial Statements described in Item 9.01(b) below.  This Current Report on Form 8-K/A should be read in connection with the Original Form 8-K, which provides a more complete description of the Transaction.

Item 9.01.  Financial Statements and Exhibits
(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated balance sheet of Murphy Oil dated as of March 31, 2019 and the unaudited pro forma condensed consolidated statements of operations of Murphy Oil for the three months ended March 31, 2019 and for the year ended December 31, 2018 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d)	Exhibits

23.1	Consent of KPMG LLP
99.1	Audited and Unaudited Statements of Revenues and Direct Operating Expenses
99.2	Unaudited Pro Forma Condensed Combined Financial Statement

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: August 12, 2019
	By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller

Exhibit Index

Exhibit No.
23.1	Consent of KPMG LLP

99.1	Audited and Unaudited Statements of Revenues and Direct Operating Expenses

99.2	Unaudited Pro Forma Condensed Combined Financial Statement

101. INS	XBRL Instance Document

101. SCH	XBRL Taxonomy Extension Schema Document

101. CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101. DEF	XBRL Taxonomy Extension Definition Linkbase Document

101. LAB	XBRL Taxonomy Extension Labels Linkbase Document

101. PRE	XBRL Taxonomy Extension Presentation Linkbase